SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to Section 240.14a-12

AARON’S, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Aaron's® Progressive

The Industry Leader in Virtual Rent-to-Own

Industry Leader in Large and Growing Market
- The leading player in the virtual RTO channel
- Natural extension of Aaron's business
- Top-tier merchant partners and management team

Accelerated Revenue Growth
- Strong and proven track record of growth
- Growing merchant relationships / strong pipeline
- Attractive returns on capital

Highly Scalable Business Model
- High degree of technology and automation
- Centralized call center

Omnichannel Retailing Platform
- Ability to serve customers at the point-of-sale across a wide array of retail channels

Future Combination Opportunities
- Integrate Progressive's decision engine into Aaron's
- Leverage Aaron's store footprint

Attractive Growth-Adjusted Valuation
- 6.4x 2015E EBITDA, net of ~$90m tax asset
- 10.4x 2015E unlevered net income

$24bn Addressable Market



($ in billions)
Appliances $1b 6%
Other $3b 14%
Consumer Electronics $10b 42%
Furniture & Bedding $4b 16%
Mobile $5b 21%

Progressive's Revenue Opportunity



Progressive $650mm FY14
Substantial Pipeline
Online Opportunity
Unbanked Market

Acquisition of Progressive Finance Reshapes the RTO Industry

Aaron's is Now the Clear Market Leader with the Scale and Presence to Reach ~60mm Target U.S. Households



Number of Doors
17,123
15,000
787
1,345
4,665
1,325
179
3,161
2,132
787
1,345
239
168
78
64
59
PF Aaron's
Rent-A-Center
Aarons
Easyhome
Buddy's Home Furnishings
Bestway
Rent One
Premier Rentals
Company-operated / Core
Franchise Stores
Progressive
Acceptance NOW Kiosks

Progressive is the Largest Player in Virtual RTO

Company	Progressive	AcceptanceNOW	WHY NOT LEASE IT	billfloat	UBUY
Key Retail Relationships	MattressFIRM, Art Van, BIG LOTS, SLEEPY'S	Conn's	Kmart, sears, sears auto center	RadioShack, metroPCS	Primarily single store and small chain furniture locations
Unmanned	✓		✓	✓	✓
Estimated # of Locations	~15,000	1,325	~5,700	2,500	Less than 1,000 on average

Progressive has Deep Relationships with Leading Retailers

Invoice Volume by Merchant Size



>100 Doors 36%
1-20 Doors 50%
51-100 Doors 9%
21-50 Doors 5%

Invoice Volume by Vertical



Electronics 2%
Other 2%
Jewelry 3%
Auto 13%
Furniture 36%
Mobile 17%
Mattress 26%

Progressive serves 5,500 Retailers in ~15,000 Locations

Progressive is a High Growth, Best-in-Class Industry Leader

Historical and Projected Revenue



($ in million)
'12A – '15E CAGR: 59%
$228
$403
$630-$650
$910-$940
2012A
2013A
2014E
2015E

Historical and Projected EBITDA



($ in million)
'12A – '15E CAGR: 68%
$20
$39
$55-$60
$90-$100
2012A
2013A
2014E
2015E

Delivered Invoice Volume Provides Revenue Visibility
Invoice volume is a key leading indicator and Progressive is 15% ahead of budget for Q1 2014

Financial Profile for Aaron's + Progressive

Revenue



($ in millions)
$2,235
$2,850-$2,950
$2,650-$2,750
14%+
$3,250-$3,350
2013A
2014E
2015E

Cash EPS



($ in millions)
$1.86
$2.05-$2.20
$1.95-$2.10
26%+
$2.55-$2.80
2013A
2014E
2015E

Aaron's | Aaron's + Progressive | Aaron's + Progressive Full Year Pro Forma

Note: Pro forma numbers exclude impact of potential synergies.

Additional Information and Where To Find It
This communication may be deemed to be solicitation material in connection with the Company's 2014 Annual Meeting of Shareholders. The Company will be filing documents with the U.S. Securities and Exchange Commission (the "SEC") in connection with the 2014 Annual Meeting of Shareholders, including the filing by the Company of a proxy statement. SHAREHOLDERS ARE URGED TO READ THE COMPANY'S PROXY STATEMENT AND ACCOMPANYING PROXY CARD FOR THE 2014 ANNUAL MEETING OF SHAREHOLDERS WHEN IT BECOMES AVAILABLE, AS WELL AS OTHER DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain these documents (when they are available) free of charge at the SEC's website, http://www.sec.gov, and at the Investor Relations section of the Company's website, http://www.aarons.com. The final Proxy Statement for the 2014 Annual Meeting of Shareholders will be mailed to shareholders of the Company.

About Aaron's, Inc.
Aaron's, Inc. (NYSE: AAN), a leader in the sales and lease ownership and specialty retailing of residential furniture, consumer electronics, home appliances and accessories, has more than 2,130 Company-operated and franchised stores in 48 states and Canada. Founded in 1955 by entrepreneur and Chairman Emeritus R. Charles Loudermilk, Sr. and headquartered in Atlanta, Aaron's has been publicly traded since 1982. For more information, visit www.aarons.com. Aaron's, Inc. includes the Aarons.com and ShopHomeSmart.com brands.

About Progressive
Progressive is a provider of web-based lease-to-own programs for retailers. The Company currently serves 5,500 retail partners with approximately 15,000 locations, including 40 of the top 100 and eight of the top 20 U.S. furniture and bedding retailers.

Safe Harbor Statement

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Aaron’s, Inc.’s business that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “estimate,” “potential,” “should” or similar words. Examples of such statements include Aaron’s plans for value creation and delivery of long-term shareholder value; long-term financial targets; potential share repurchases; industry outlook; and expectations regarding accretion to earnings, increased revenues, returns to shareholders, expansion of customer base and the other expected strategic and financial benefits of the acquisition. These statements are based on current expectations, forecasts and assumptions of Aaron’s that involve risks and uncertainties which could cause actual results to differ materially from those contained in the forward-looking statements. These risks and uncertainties include: changes in general economic conditions; the impact of competition; the impact of litigation; changes to customer demand; Aaron’s ability to maintain customer privacy and information security; the cost and time required of Aaron’s management and employees and general disruption to Aaron’s operations associated with responding to any potential proxy contest; the ability to achieve expected synergies and operating efficiencies from the acquisition; the ability to successfully integrate Progressive’s operations; such integration may be more difficult, time-consuming or costly than expected; revenues following the acquisition may be lower than expected; operating costs, customer loss and business disruption may be greater than expected following the acquisition; the retention of certain key employees at Progressive; the amount of the costs, fees, expenses and charges related to the acquisition; and the risks and uncertainties discussed under “Risk Factors” in Aaron’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013. Aaron’s assumes no obligation to update the information included in this press release, whether as a result of new information, future events or otherwise.

Additional Information and Where To Find It

This communication may be deemed to be solicitation material in connection with the Aaron’s 2014 Annual Meeting of Shareholders. Aaron’s will be filing documents with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the 2014 Annual Meeting of Shareholders, including the filing by Aaron’s of a proxy statement. SHAREHOLDERS ARE URGED TO READ THE AARON’S PROXY STATEMENT AND ACCOMPANYING PROXY CARD FOR THE 2014 ANNUAL MEETING OF SHAREHOLDERS WHEN IT BECOMES AVAILABLE, AS WELL AS OTHER DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain these documents (when they are available) free of charge at the SEC’s website, http://www.sec.gov, and at the Investor Relations section of the Aaron’s website, http://www.aarons.com. The final Proxy Statement for the 2014 Annual Meeting of Shareholders will be mailed to shareholders of Aaron’s.

Participants in Solicitation

Aaron’s and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Aaron’s 2014 Annual Meeting of Shareholders. Information concerning such participants and their direct or indirect interests, including their beneficial ownership in Aaron’s, is available in the Aaron’s Proxy Statement for the 2013 Annual Meeting of Shareholders filed with the SEC on April 8, 2013, and will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the 2014 Annual Meeting of Shareholders when it becomes available. Information regarding the direct and indirect beneficial ownership of the Aaron’s directors and executive officers in Aaron’s securities is also included in their respective SEC filings on Forms 3, 4 and 5. Shareholders are advised to read Aaron’s Proxy Statement for the 2014 Annual Meeting of Shareholders and other relevant documents when they become available, because they will contain important information. You can obtain free copies of these documents from Aaron’s as described above.